EXHIBIT 99.1

MONTHLY OPERATING REPORT                  DEBTOR:                       PSC INC.
                                                          ----------------------

                                          CASE #:                 02-15876 (SMB)
                                                            JOINTLY ADMINISTERED
                                                          ----------------------
                                REPORTING PERIOD:                    MARCH, 2003
                                                          ----------------------

Monthly Operating Report Prepared By Debtor

                                                               -----------------
TABLE OF CONTENTS                                                 Form Number
                                                               -----------------

   Statement of Operations                                           MOR 1
   Balance Sheet                                                     MOR 2
   Cashflow Statement                                                MOR 3
   Schedule of Cash Receipts and Disbursements                       MOR 4
   Schedule of Cash Receipts and Disbursements - Detailed Report     MOR 4-A
   Schedule of Accounts Payable                                      MOR 5
   Status of Post-Petition Taxes
                Sales Tax                                            MOR 6
                Payroll Taxes                                        MOR 7
                Property Taxes                                       MOR 8
                Income Taxes                                         MOR 9
   Accounts Receivable                                               MOR 10
   Debtor Questionnaire And Insurance Certification                  MOR 11
   Notes To Financials                                               MOR 12


   Debtor:             PSC Inc.                         02-15876 (SMB)
                       PSC Scanning, Inc.               02-15877 (SMB)

   Address:            111 SW Fifth Avenue, Suite 4100
                       Portland, OR  97204

   Debtors Attorneys:  Schulte Roth & Zabel LLP
                       919 Third Avenue
                       New York, NY   10022

   CERTIFICATION:
   The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

    /s/ PAUL M. BROWN                      4-17-2003
   -------------------------------------   -------------------------------------
   Signature of Authorized Individual      Date

                                           Vice President and Chief
   Paul M. Brown                           Financial Officer
   -------------------------------------   -------------------------------------
   Printed Name of Authorized Individual   Title of Authorized Individual

   Indicated if this is an amended statement                         -----------
   by checking here:                           AMENDED STATEMENT:
                                                                     -----------

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MARCH 2003
$ AMOUNTS IN THOUSANDS

                                                         ---------------- --------------- -------------   -------------
                                                            UNAUDITED       UNAUDITED      UNAUDITED       UNAUDITED
                                                         ---------------- --------------- -------------   -------------
                                                          December 31,     January 24,    February 21,     March 28,
CONSOLIDATED STATEMENT OF OPERATIONS (MOR-1)     (a),(b)      2002             2003           2003            2003
                                                         ---------------- --------------- -------------   -------------
Sales to third parties                                          $ 15,529        $ 11,523      $ 13,587        $ 17,557

Cost of Sales                                                     11,261           7,172         8,376          11,303
                                                         ---------------- --------------- -------------   -------------

    GROSS PROFIT                                                   4,268           4,351         5,211           6,254
                                                         ---------------- --------------- -------------   -------------
Operating Expenses
    Sales & Marketing                                              3,526           2,382         2,722           2,949
    Engineering, R&D                                               1,089           1,058           753           1,093
    General & Administrative                                       1,304             804           888           1,038
    MIP & Profit Sharing                                               -               -           172             346
    Debt Restructuring Fees                                          450             503           499             291
    Foreign Curr. (Gain) Loss                                       (212)           (114)           45              (9)
    Write-off of Debt Discount                                         -             732             -               -
    Write-off of Goodwill                                              -             633             -               -
                                                         ---------------- --------------- -------------   -------------
        Total Operating Expenses                                   5,955           5,998         5,079           5,708

    OPERATING PROFIT (LOSS)                                       (1,687)         (1,647)          132             546
                                                         ---------------- --------------- -------------   -------------

Other (Income) Expense
    Other (Income) Expense                                        (1,788)            (26)           51              58
    Interest Expense                                                  77              30            18             (13)
                                                         ---------------- --------------- -------------   -------------
       Other (Income) Expense                                     (1,711)              4            69              45
                                                         ---------------- --------------- -------------   -------------

INCOME (LOSS) BEFORE TAXES                                          $ 24        $ (1,651)         $ 63           $ 501

Tax Provision (Benefit)                                              338              (2)          129              49
                                                         ---------------- --------------- -------------   -------------

NET INCOME (LOSS)                                                 $ (314)       $ (1,649)        $ (66)          $ 452
                                                         ================ =============== =============   =============

Notes:
(a) This Statement of Operations is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.

                                                                 Schedule: MOR-1

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MARCH 2003
$ AMOUNTS IN THOUSANDS

                                           -------------  ---------  ---------   ---------  ---------
                                             UNAUDITED    UNAUDITED  UNAUDITED   UNAUDITED  UNAUDITED
                                           -------------  ---------  ---------   ---------  ---------
CONSOLIDATED BALANCE SHEET (MOR-2)           11/22/02
                                       (a)(Petition Date) 12/31/02   01/24/03    02/21/03   03/28/03
                                           -------------  ---------  ---------   ---------  ---------
ASSETS
------------------------------------------
CURRENT ASSETS
    Cash and cash equivalents                     2,328      3,308      3,733       4,099      2,971
    Accounts Receivable - net                    29,643     29,012     30,182      30,625     30,656
    Inventories - net                            22,891     20,121     19,289      19,097     18,672
    Prepaid Expenses and Other                    2,832      3,960      4,738       4,643      4,576
                                              ----------  ---------  ---------   ---------  ---------
         Total current assets                    57,694     56,401     57,942      58,464     56,875
                                              ----------  ---------  ---------   ---------  ---------
PROPERTY, PLANT AND EQUIPMENT
    Land                                              -          -          -           -          -
    Buildings & Improvements                         29         54        559         551        551
    Office Furniture                             13,966     14,117     14,153      14,245     14,559
    Production Equipment                         17,629     17,719     17,852      17,921     17,985
    Leasehold Improvements                          921        926        929         930        931
                                              ----------  ---------  ---------   ---------  ---------
         Total property, plant and equipment     32,545     32,816     33,493      33,647     34,026
    Less:  Accumulated Depreciation             (23,961)   (24,337)   (25,264)    (25,523)   (25,632)
                                              ----------  ---------  ---------   ---------  ---------
                                              ----------  ---------  ---------   ---------  ---------
         NET PROPERTY, PLANT AND EQUIPMENT        8,584      8,479      8,229       8,124      8,394
                                              ----------  ---------  ---------   ---------  ---------

OTHER ASSETS
    Intangibles from Acquisitions                   102         50          -           -          -
    Other Intangibles                            14,751     15,119     14,401      14,509     15,161
    Other Assets                                   (358)        86        227         178        178
    Less:  Accumulated amortization              (5,593)    (5,742)    (5,909)     (6,070)    (6,232)
                                              ----------  ---------  ---------   ---------  ---------
                                              ----------  ---------  ---------   ---------  ---------
         Total other assets                       8,902      9,513      8,719       8,617      9,107
                                              ----------  ---------  ---------   ---------  ---------

TOTAL ASSETS                                     75,180     74,393     74,890      75,205     74,376
                                              ==========  =========  =========   =========  =========








                                                                 Schedule: MOR-2

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MARCH 2003
$ AMOUNTS IN THOUSANDS

                                           -------------  ---------  ---------   ---------  ---------
                                             UNAUDITED    UNAUDITED  UNAUDITED   UNAUDITED  UNAUDITED
                                           -------------  ---------  ---------   ---------  ---------
CONSOLIDATED BALANCE SHEET (MOR-2)           11/22/02
                                       (a)(Petition Date) 12/31/02   01/24/03    02/21/03   03/28/03
                                           -------------  ---------  ---------   ---------  ---------
LIABILITIES & SHAREHOLDERS' EQUITY
------------------------------------------
LIABILITIES (POST-PETITION)
------------------------------------------
CURRENT LIABILITIES
    DIP Financing Arrangement                         -      4,000      4,000       2,500        500
    Accounts Payable                                  -      4,945      6,004      10,661     12,446
    Note Payable                                      -          -          -           -          -
    Accrued Expenses                                  -        151      2,144       2,641      3,111
    Accrued Interest                                  -         11         39          28         40
    Deferred Revenue                                  -        131        144         217        248
    Accrued Warranty                                  -        138        297         384        505
    Accrued Taxes/VAT                                 -         19       (172)       (151)       345
    Accrued Royalties                                 -        535        855       1,268      1,385
    Accrued Payroll and Commissions                   -        947      2,963       2,614      2,314
    Accr. Acq. Related Restructuring Costs            -        550          -           -          -
    Intercompany payable (receivable)                 -        170       (248)       (177)       (54)
                                              ----------  ---------  ---------   ---------  ---------
         TOTAL CURRENT LIABILITIES                    -     11,597     16,026      19,985     20,840
                                              ----------  ---------  ---------   ---------  ---------

LONG-TERM LIABILITIES
    Deferred Revenue                                  -          -         29          34         42
    LT Warranty Accrual                               -        110        172         261        372
    Other LT Liabilities (includes warrants)          -          -        160         156        162
                                              ----------  ---------  ---------   ---------  ---------
         TOTAL LONG-TERM LIABILITIES                  -        110        361         451        576
                                              ----------  ---------  ---------   ---------  ---------
TOTAL LIABILITIES (POST-PETITION)                     -     11,707     16,387      20,436     21,416
                                              ----------  ---------  ---------   ---------  ---------

LIABILITIES (PRE-PETITION)
------------------------------------------
CURRENT LIABILITIES
    Secured debt                                 93,462     93,462     93,462      93,462     93,462
    Priority debt                                29,268     29,268     30,000      30,000     30,000
    Note Payable                                  1,651      1,651      1,651       1,651      1,651
    Accounts Payable                             17,226      8,463      6,675       3,539      2,411
    Accrued Expenses                              8,543      6,956      5,977       5,827      5,378
    Accrued Interest                             14,128     13,927     13,928      13,928     13,928
    Deferred Revenue                                884        560        615         561        515
    Accrued Warranty                              1,519      1,387      1,239       1,192      1,132
    Accrued Taxes/VAT                              (457)         -         12           6          6
    Accrued Royalties                             1,637        716        716         716         28
    Accrued Payroll and Commissions               2,983      1,639        539         461        637
    Accr. Acq. Related Restructuring Costs            -          -          -           -          -
    Intercompany payable (receivable)                 -          -          -           -          -
                                              ----------  ---------  ---------   ---------  ---------
         TOTAL CURRENT LIABILITIES              170,844    158,029    154,814     151,343    149,148
                                              ----------  ---------  ---------   ---------  ---------

                                                     Schedule: MOR-2 (continued)

LONG-TERM LIABILITIES
    Deferred Revenue                                550        555        523         501        478
    LT Warranty Accrual                           1,557      1,497      1,441       1,383      1,326
    Other LT Liabilities (includes warrants)        489        495        333         330        328
                                              ----------  ---------  ---------   ---------  ---------
         TOTAL LONG-TERM LIABILITIES              2,596      2,547      2,297       2,214      2,132
                                              ----------  ---------  ---------   ---------  ---------
TOTAL LIABILITIES (PRE-PETITION)                173,440    160,576    157,111     153,557    151,280
                                              ----------  ---------  ---------   ---------  ---------
TOTAL LIABILITIES                               173,440    172,283    173,498     173,993    172,696
                                              ----------  ---------  ---------   ---------  ---------

SHAREHOLDERS' EQUITY
    Preferred Stock                                   1          1          1           1          1
    Common Shares                                   129        129        129         129        129
    Additional Paid-in Capital                   73,078     73,078     73,078      73,078     73,078
    Cumulative Translation Adjustment            (3,277)    (2,593)    (1,662)     (1,776)    (1,760)
    Retained earnings - prepetition            (166,834)  (166,834)  (166,834)   (166,834)  (166,834)
    Retained earnings - postpetition                  -       (314)    (1,963)     (2,029)    (1,577)
    Less:  Treasury Shares                       (1,357)    (1,357)    (1,357)     (1,357)    (1,357)
                                              ----------  ---------  ---------   ---------  ---------
         TOTAL SHAREHOLDERS' EQUITY             (98,260)   (97,890)   (98,608)    (98,788)   (98,320)
                                              ----------  ---------  ---------   ---------  ---------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       75,180     74,393     74,890      75,205     74,376
                                              ==========  =========  =========   =========  =========


(a) The Consolidated Balance Sheet is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.



























                                                     Schedule: MOR-2 (continued)

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MARCH 2003
$ AMOUNTS IN THOUSANDS

                                                            -----------    -----------  -----------    -----------
                                                             UNAUDITED      UNAUDITED    UNAUDITED      UNAUDITED
                                                            -----------    -----------  -----------    -----------
CONSOLIDATED STATEMENT OF CASHFLOWS (MOR-3)         (a),(b)  12/31/02       01/24/02     02/21/03       03/28/03
                                                            -----------    -----------  -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)                                                 (314)        (1,649)         (66)           452
    Adjustments to reconcile net income to net cash:
       Depreciation                                                348            472          493            470
       Amortization                                                 95              -            -              -
       Change in fair value of warrants                              -            (10)           -              -
(INCREASE) DECREASE IN ASSETS:
    Accounts receivable                                            631         (1,170)        (443)           (31)
    Inventories                                                  2,770            832          192            425
    Prepaid expenses and other                                  (1,124)          (778)          91             63
INCREASE (DECREASE) IN LIABILITIES:
    Accounts payable                                            (6,450)           (42)       1,769          2,704
    Accrued expenses                                             1,771         (2,111)         630         (1,900)
    Accrued payroll & commissions                                 (351)           916         (427)          (124)
    Other Long-term liabilities                                   (132)            79           26             28
                                                            -----------    -----------  -----------    -----------
       Net Cash Provided by/(Used in) Operating Activities      (2,756)        (3,461)       2,265          2,087
                                                            -----------    -----------  -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures, net                                     (243)           (61)        (227)          (580)
    Proceeds from sale of assets                                     -              -            -              -
    Write-off of goodwill                                            -            633            -              -
    Write-off of discount related to sub-debt                        -          2,383            -              -
    Addition to intangible assets & other long-term assets, net   (706)             -          (58)          (651)
                                                            -----------    -----------  -----------    -----------
       Net Cash Provided by/(Used in) Investing Activities        (949)         2,955         (285)        (1,231)
                                                            -----------    -----------  -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
    Additions to Debtor-In-Possession Financing Arrangement      4,000              -       (1,500)        (2,000)
    Additions (Payments) of long-term debt                           1              -            -              -
                                                            -----------    -----------  -----------    -----------
       Net Cash Provided by/(Used in) Financing Activities       4,001              -       (1,500)        (2,000)
                                                            -----------    -----------  -----------    -----------
Effect of Exchange Rate Changes on Cash & Cash Equivalents         684            931         (114)            16
                                                            -----------    -----------  -----------    -----------
Net Increase (Decrease) in Cash & Cash Equivalents                 980            425          366         (1,128)

CASH AND CASH EQUIVALENTS, beginning of period                   2,328          3,308        3,733          4,099
                                                            -----------    -----------  -----------    -----------
CASH AND CASH EQUIVALENTS, end of period                         3,308          3,733        4,099          2,971
                                                            ===========    ===========  ===========    ===========

Notes:

(a) This Statement of Cashflows is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.

                                                                 Schedule: MOR-3

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MARCH 2003
$ AMOUNTS IN THOUSANDS

                                                             ---------------    --------------    ---------------   ---------------
                                                               UNAUDITED          UNAUDITED         UNAUDITED         UNAUDITED
                                                             ---------------    --------------    ---------------   ---------------
SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4)    (a),(b)    12/31/02          01/24/03           02/21/03          03/28/03
                                                             ---------------    --------------    ---------------   ---------------
Cash Receipts
--------------------------------------------------------
Accounts Receivable Collections                                      10,394             7,780              7,263            10,057
Cash Repatriations From International Subsidiaries                    3,681             3,176              4,350             6,144
Additions (Reductions) to Post-Petition Debt                          4,000                 -             (1,500)           (2,000)
Other Cash Receipts                                                       -
                                                             ---------------    --------------    ---------------   ---------------
   Total Cash Receipts                                               18,075            10,956             10,113            14,201
                                                             ---------------    --------------    ---------------   ---------------
OPERATING DISBURSEMENTS                                  (c)
--------------------------------------------------------
Payroll and Payroll Taxes                                             2,638             2,454              2,984             4,137
Accounts Payable And Accrued Liabilities                             11,774             6,662              6,393             7,960
Consulting and Professionals In The Normal Course                       201               125                  8               670
Royalty Payments                                                        921                30                 20             1,198
Director & Officer Liability Insurance Payments                         307               600                  -                 -
Rents                                                                   221                 -                  -                 -
Capital Expenditures                                                    468               185                148               328
DIP Interest                                                                               11                 30                24
                                                             ---------------    --------------    ---------------   ---------------
TOTAL OPERATING DISBURSEMENTS                                        16,530            10,067              9,583            14,317
                                                             ---------------    --------------    ---------------   ---------------
BANKRUPTCY-RELATED FEES AND EXPENSES                                                        -
--------------------------------------------------------
Payments To Professionals                                                 -                 -                189               484
US Trustee Fees                                                           -                 -                 10                 -
Court Costs                                                               -                 -                  -                 -
Other Costs                                                               -                 -                  -                 -
                                                             ---------------    --------------    ---------------   ---------------
TOTAL BANKRUPTCY-RELATED FEES AND EXPENSES                                -                 -                199               484
                                                             ---------------    --------------    ---------------   ---------------
TOTAL CASH DISBURSEMENTS                                             16,530            10,067              9,782            14,801
                                                             ---------------    --------------    ---------------   ---------------

Net Change In Cash                                                    1,545               889                331              (600)
Beginning Cash Balance, US Bank Accounts                               (282)            1,263              2,152             2,483
                                                             ---------------    --------------    ---------------   ---------------
ENDING CASH BALANCE, US BANK ACCOUNTS                                 1,263             2,152              2,483             1,883
                                                             ===============    ==============    ===============   ===============
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                               1,263             2,152              2,483             1,883
Cash - International Bank Accounts (Not In Chapter 11)                2,045             1,581              1,616             1,088
                                                             ---------------    --------------    ---------------   ---------------
TOTAL CASH PER BALANCE SHEET                                          3,308             3,733              4,099             2,971
                                                             ===============    ==============    ===============   ===============

(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash - Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.

(c)  Includes payment of Court-approved Pre-Petition items.

                                                                 Schedule: MOR-4

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  March 2003
$ Amounts in thousands

                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
                                     PSC Inc. PSC Scanning  TOTAL    PSC Inc. PSC Scanning   TOTAL   PSC Inc. PSC Scanning  TOTAL
                                      Only      Only       UNAUDITED  Only      Only       UNAUDITED  Only      Only       UNAUDITED
                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
SCHEDULE OF CASH RECEIPTS &          01/24/03   01/24/03   01/24/03  02/21/03 02/21/03     02/21/03  03/38/03   03/38/03   03/38/03
  DISBURSEMENTS (MOR-4A)(a), (b)     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------

Cash Receipts
-------------------------------------
Accounts Receivable Collections           -       7,780     7,780          -       7,263      7,263         -      10,057    10,057
Cash Repatriations From
  International Subsidiaries              -       3,176     3,176          -       4,350      4,350         -       6,144     6,144
Additions (Reductions) to
  Post-Petition Debt                      -           -         -          -      (1,500)    (1,500)        -      (2,000)   (2,000)
Other Cash Receipts                       -           -         -          -           -          -         -           -         -
                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
   Total Cash Receipts                    -      10,956    10,956          -      10,113     10,113         -      14,201    14,201
                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
OPERATING DISBURSEMENTS      (c)
-------------------------------------
Payroll and Payroll Taxes                87       2,367     2,454        110       2,874      2,984       151       3,986     4,137
Accounts Payable And Accrued
  Liabilities                            46       6,599     6,662        515       5,861      6,393       291       7,669     7,960
Consulting and Professionals
  In The Normal Course                   25         100       125          8           -          8        37         633       670
Royalty Payments                          -          30        30          -          20         20         -       1,198     1,198
Director & Officer Liability
  Insurance Payments                    600           -       600          -           -          -         -           -         -
Rents                                    17           -         -         17           -          -         -           -         -
Capital Expenditures                      -         185       185          -         148        148         -         328       328
DIP Interest                                         11        11                     30         30                    24        24
                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------
TOTAL OPERATING DISBURSEMENTS           775       9,281    10,067        650       8,903      9,583       479      13,814    14,317
                                     -------- ------------ --------- -------- ------------ --------- -------- ------------ ---------

BANKRUPTCY-RELATED FEES AND EXPENSES
-------------------------------------
Payments To Professionals                                         -                             189                             484
US Trustee Fees                                                   -                              10                               -
Court Costs                                                       -                               -                               -
Other Costs                                                       -                               -                               -
                                                           ---------                       ---------                       ---------
TOTAL BANKRUPTCY-RELATED FEES
  AND EXPENSES                                                    -                             199                             484
                                                           ---------                       ---------                       ---------
TOTAL CASH DISBURSEMENTS                                     10,067                           9,782                          14,801
                                                           ---------                       ---------                       ---------

Net Change In Cash                                              889                             331                            (600)
Beginning Cash Balance,
  US Bank Accounts                                            1,263                           2,152                           2,483
                                                           ---------                       ---------                       ---------
ENDING CASH BALANCE, US BANK ACCOUNTS                         2,152                           2,483                           1,883
                                                           =========                       =========                       =========
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                       2,152                           2,483                           1,883
Cash - International Bank Accounts
(Not In Chapter 11)                                           1,581                           1,616                           1,088
                                                           ---------                       ---------                       ---------
TOTAL CASH PER BALANCE SHEET                                  3,733                           4,099                           2,971
                                                           =========                       =========                       =========

(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.

(c)  Includes payment of Court-approved Pre-Petition items.

                                                                Schedule: MOR-4A

PSC, INC.
PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MARCH 2003
$ AMOUNTS IN THOUSANDS

                                                             --------------   --------------   --------------    ----------------
                                                               UNAUDITED        UNAUDITED        UNAUDITED          UNAUDITED
                                                             --------------   --------------   --------------    ----------------
SCHEDULE OF ACCOUNTS PAYABLE (MOR-5)                           12/31/02         01/24/03         02/21/03           03/28/03
                                                             --------------   --------------   --------------    ----------------
TRADE ACCOUNTS PAYABLE
US Pre-Petition Accounts Payable                                     7,870            6,675            3,539               2,411
US Post-Petition Accounts Payable                                    4,945            5,551            9,973              11,549
Foreign Subsidiary Accounts Payable                                    593              453              688                 897
                                                             --------------   --------------   --------------    ----------------
                     TOTAL CONSOLIDATED ACCOUNTS PAYABLE            13,408           12,679           14,200              14,857
                                                             ==============   ==============   ==============    ================



                                                             --------------   --------------   --------------    ----------------
                                                                Payable          Payable           Payable          Payable
INTERCOMPANY TRADE ACCOUNTS                               (a)  (Receivable)     (Receivable)      (Receivable)     (Receivable)
                                                             --------------------------------------------------------------------
                     PSC Inc.  (debtor)                              9,715           14,012           15,554              16,719
                     PSC Scanning, Inc  (debtor)                   (19,765)         (21,708)         (23,713)            (24,221)
                     PSC UK                                           (233)            (337)            (150)                 92
                     PSC France                                        686              623              843                 489
                     PSC Italy                                       2,551            2,713            2,510               2,809
                     PSC Germany                                     3,559            3,594            4,157               4,257
                     PSC Australia                                      10             (138)            (190)               (473)
                     PSC Japan                                         268              287               40                (165)
                     Consolidation Eliminations                      3,209              954              949                 493
                                                             --------------   --------------   --------------    ----------------
                     TOTAL INTERCOMPANY TRADE ACCOUNTS                   -                -                -                   -
                                                             ==============   ==============   ==============    ================

Note:

(a) All cash flows within subsidiaries flow from the foreign subsidiaries to the domestic debtors. There are no cash disbursements from the debtors to non-debtor subsidiaries.












                                                                 Schedule: MOR-5

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:   MARCH  2003                                 ----------------
                                                                   UNAUDITED
                                                                ----------------
SCHEDULE OF SALES AND USE TAXES (MOR-6) (A)

                                             -------------- ---------------------------------------------------------
                                             GROSS TAXABLE
                                                 SALES                      SALES & USE TAX LIABILITY
                                             -------------- ---------------------------------------------------------
JURISDICTION                                   03/28/03     02/21/03      TOTAL       PAYMENTS    PAYMENT    03/28/03
                                                             BALANCE    COLLECTIONS     MADE       DATE      BALANCE
-----------------------------------          -------------- ---------   -----------   --------    -------    --------
Canada                                             (17,703)    2,059         1,979                             4,038
Arkansas                                            (5,250)        -           311                               311
Arizona                                               (704)   (6,532)           27                            (6,505)
California                                         (23,123)      445         1,850       (745)   3/18/03       1,550
Colorado                                            (6,608)      169           197       (169)   3/14/03         197
Florida                                            (25,934)    1,120         1,671     (1,120)   3/18/03       1,671
Georgia                                            (84,419)    1,008         4,272     (1,008)   3/14/03       4,272
Hawaii/adj to be made                                            (22)            -                               (22)
Illinois                                           (11,295)      262           704       (262)   3/14/03         704
Indiana                                             (3,705)   (8,468)          222                            (8,246)
Louisiana/adj to be made                                          (6)            -                                (6)
Massachusetts                                       (1,942)     (543)           97                              (446)
Maryland                                           (43,899)      155         2,146                             2,301
Michigan                                            (2,829)      269           170       (269)    3/7/03         170
Minnesota                                           (2,829)      267           190                               457
Minnesota/adj to be made                                       1,305             -                             1,305
North Carolina                                      (3,198)    3,065           225     (3,065)    3/7/03         225
New Jersey                                          (1,480)   (5,218)           89                            (5,129)
New York                                           (20,999)     (763)        1,624        (66)   3/14/03         795
Ohio                                               (52,077)      654         3,003       (654)   3/14/03       3,003
Oklahoma                                           (80,101)      (26)          780                               754
Pennsylvania                                        (4,855)      616           291       (616)   3/14/03         291
Tennessee                                            8,798      (314)         (811)                           (1,125)
Texas                                              (18,058)    1,346         1,444     (1,346)   3/14/03       1,444
Virginia                                            (6,474)       50           291        (50)   3/14/03         291
Washington                                          (8,098)     (401)          631        (12)   3/20/03         218
Misc Adjustments                                                  68           (16)                               52
                                             -------------- ---------   -----------   --------   --------    ---------
Total                                             (416,783)   (9,436)       21,387     (9,382)                 2,569
                                             ============== =========   ===========   ========   ========    =========




(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.


                                                                 Schedule: MOR-6

PSC INC.
CASE #:   02-15876 (SMB)                                               ---------
REPORTING PERIOD:   MARCH  2003                                        UNAUDITED
                                                                       ---------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7) (A)
PAGE 1 OF 2

              --------------------------------------- --------------------------
                       GROSS SALARY/WAGES PAID          EMPLOYEE PAYROLL TAXES

              --------- --------- --------- --------- -------- -------- --------
JURISDICTION   2/28/03   3/14/03   3/28/03    TOTAL    2/28/03 3/14/03  3/28/03
------------- --------- --------- --------- --------- -------- -------- --------

              1,140,528 1,411,400 1,155,911 3,707,839
 Federal                                               126,874 196,847  129,404
 EIC                                                               (33)     (20)
 Social Security                                        68,781  84,803   68,768
 Medicare                                               16,086  20,014   16,307
 FUTA
 California                                              1,365   2,799    1,256
 Colorado                                                  111     258      111
 Florida
 Georgia                                                 1,574   3,593    1,671
 Indiana                                                    70     198       77
 Massachusetts                                              95     248      106
 Maryland
 North Carolina                                            121     325      121
 New Jersey                                                108     554      102
 Nevada
 New York                                                  377     323      307
 Ohio                                                    2,260   3,365    2,306
 Oregon                                                 55,795  68,486   58,476
 Pennslyvania                                              440     767      438
 Texas
 Utah                                                      124     358      196
 Washington
 Canada           8,226     8,400     6,044    22,670      566     483      196
              --------- --------- --------- --------- -------- -------- --------
 Total        1,148,754 1,419,800 1,161,955 3,730,509  274,748 383,389  279,822
              ========= ========= ========= ========= ======== ======== ========


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.









                                                                 Schedule: MOR-7

PSC INC.
CASE #:   02-15876 (SMB)                                               ---------
REPORTING PERIOD:   MARCH  2003                                        UNAUDITED
                                                                       ---------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7) (A)
PAGE 2 OF 2

                 --------- -------------------------------  ----------------------------
                 WITHHELD     EMPLOYER PAYROLL TAXES
                                  CONTRIBUTIONS             DATE TAXES REMITTED
                  -------- ------- ------- ------- -------  ----------------------------
JURISDICTION        TOTAL  2/28/03 3/14/03 3/28/03  TOTAL   2/28/03   3/14/03  3/28/03
-------------     -------- ------- ------- ------- -------  ----------------------------

 Federal          453,125                                -  2/28/2003 3/14/2003 3/28/2003
 EIC                  (53)                               -  2/28/2003 3/14/2003 3/28/2003
 Social Security  222,352   68,781  84,803  68,769 222,352  2/28/2003 3/14/2003 3/28/2003
 Medicare          52,407   16,086  20,014  16,307  52,407  2/28/2003 3/14/2003 3/28/2003
 FUTA                   -    3,002   2,286   1,869   7,156  2/28/2003 3/14/2003 3/28/2003
 California         5,420                                -  2/28/2003 3/14/2003 3/28/2003
 Colorado             480                                -  2/28/2003 3/14/2003 3/28/2003
 Florida                -       11      11       1      24  2/28/2003 3/14/2003 3/28/2003
 Georgia            6,837                                -  2/28/2003 3/14/2003 3/28/2003
 Indiana              345                                -  2/28/2003 3/14/2003 3/28/2003
 Massachusetts        449                                -  2/28/2003 3/14/2003 3/28/2003
 Maryland               -                                -  2/28/2003 3/14/2003 3/28/2003
 North Carolina       567                                -  2/28/2003 3/14/2003 3/28/2003
 New Jersey           765       76     195      29     300  2/28/2003 3/14/2003 3/28/2003
 Nevada                 -                                -  2/28/2003 3/14/2003 3/28/2003
 New York           1,008       64                      64  2/28/2003 3/14/2003 3/28/2003
 Ohio               7,931                                -  2/28/2003 3/14/2003 3/28/2003
 Oregon           182,757   24,444  26,165  23,319  73,928  2/28/2003 3/14/2003 3/28/2003
 Pennslyvania       1,645                                -  2/28/2003 3/14/2003 3/28/2003
 Texas                  -                                -  2/28/2003 3/14/2003 3/28/2003
 Utah                 678        3       2               5  2/28/2003 3/14/2003 3/28/2003
 Washington             -      197     210             407  2/28/2003 3/14/2003 3/28/2003
 Canada             1,245      635     550     220   1,405  2/26/2003 3/12/2003 3/26/2003
                  -------- ------- ------- ------- -------
 Total            937,958  113,298 134,237 110,514 358,048
                  ======== ======= ======= ======= =======


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.









                                                     Schedule: MOR-7 (continued)

PSC INC.                                                           -------------
CASE #:   02-15876 (SMB)                                             UNAUDITED
REPORTING PERIOD:   MARCH  2003                                    -------------

SCHEDULE OF PROPERTY TAXES (MOR-8) (A)

                                                                       ----------------------------------------------------
                                                                                                 PROPERTY TAXES
---------------------------------------------------------------------- ----------------------------------------------------
      JURISDICATION           LOCATION        ASSET DESCRIPTION        2/22 - 3/28   ACCRUED
                                                                        EXPENSED    LIABILITY   TOTAL     PAID   DATE PAID
---------------------------------------------------------------------- ------------ ---------- ------- -------- -----------
Boulder County             Boulder, CO      Tooling (scrapped in 2001)                              -
Miami Dade County          Miami, CA        office furniture/equip               -                  -
Citicorp Vendor Finance    Philadelphia, PA 2 photo copiers                                         -
Siemens Financial          Chicago, IL      Manufacturing Equip.                                    -
Clark County               Vancouver, WA    Tooling                                                 -
                           Vancouver, WA    Refund of Prior Payments                                -
Nielsen Family Partnership Eugene, OR       Building Rent                                           -
Sonoma County              Sonoma, CA                                                               -
Lane County                Eugene, OR       various asset classes                      34,039  34,039

                                                                       ----------------------------------------------------
TOTAL                                                                            -     34,039  34,039        -
                                                                       ====================================================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.























                                                                 Schedule: MOR-8

PSC INC.
CASE #:   02-15876 (SMB)                                             -----------
REPORTING PERIOD:   MARCH  2003                                       UNAUDITED
                                                                     -----------
SCHEDULE OF INCOME TAXES (MOR-9) (A)

                            ----------------------------------------------------------------------------------------------------
                               2/21/2003           TAX             TAX              TAX              TAX           3/28/2003
                             TAX LIABILITY       REFUNDS           DUE            WITHHELD         PAYMENTS      TAX LIABILITY
                            ----------------------------------------------------------------------------------------------------

Federal Income Tax                         -               -                -                -                -               -
                                                                                             -
State Income Tax                           -               -                -                -                -               -
     Pennsalvania                          -               -                -                -                -               -
     NY State                              -               -                -                -                -               -
     Michigan State                        -               -                -                -        11,500.00               -
     Georgia State                         -               -                -                -            10.00
     North Carolina                        -               -                -                -            55.00
     Ohio                                  -               -                -                -            50.00
     Portland/Multnomah                    -               -                -                -           100.00

Foreign Income Tax                         -               -                -                -                -               -



                            ----------------------------------------------------------------------------------------------------
TOTAL                                      -               -                -                -        11,715.00               -
                            ====================================================================================================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.


















                                                                 Schedule: MOR-9

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  MARCH 2003
$ AMOUNTS IN THOUSANDS

SCHEDULE OF ACCOUNTS RECEIVABLE (MOR-10)

                                                     ------------------     ------------------       ------------------
                                                         UNAUDITED              UNAUDITED                UNAUDITED
                                                     ------------------     ------------------       ------------------
                                                        January 2003          February 2003              March 2003
                                                     ------------------     ------------------       ------------------
US                                                              15,668                 15,369                   14,454
Europe                                                          13,253                 14,347                   15,571
Asia                                                             1,908                  1,585                    1,336
Total Accounts Receivable                                       30,829                 31,301                   31,361
                                                     ------------------     ------------------       ------------------
Allowance For Doubtful Accounts                                   (647)                  (676)                    (705)
                                                     ------------------     ------------------       ------------------
    Net Accounts Receivable                                     30,182                 30,625                   30,656
                                                     ==================     ==================       ==================


































                                                                Schedule: MOR-10

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  March 2003

Debtor Questionnaire (MOR-11)
                                                                    March 2003
---------------------------------------------------------------- ---------------
Must be completed each month                                      Yes        No
---------------------------------------------------------------- ---------------
1.  Have any assets been sold or transferred outside the                      X
    normal course of business this period? If yes, provide an explantion below.

2.  Have any funds been disbursed for any account other                       X
    than a debtor in possession account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?            X
    If no, provide an explanation below.

4.  Are workers compensation and general liability and other        X
    necessary insurance coverages in effect? If no, provide an explanation below.

5)  All insurance policies are fully paid for the current period.   X

6)  All amounts relating to workers compensation and                X
    disability insurance have been paid for the current period.






























                                                                Schedule: MOR-11

                                                                Schedule: MOR-12
PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:    March, 2003

Notes to Financials

1.  THE COMPANY

The accompanying financial statements are comprised of the accounts of PSC Inc. (a New York corporation) (the Company) and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain schedules have been provided to provide direct cash receipts and disbursement information that relates solely to the debtors.

On November 22, 2002, PSC Inc. and PSC Scanning, Inc. (both US corporations) (the debtors) filed for protection from creditors under Chapter 11, of the US Bankruptcy Code. The Company filed a Plan of Reorganization outlining its anticipated treatment of various creditor classes on the same date. At the time of the filing, the debtors had negotiated a Debtor-In-Possession financing arrangement (DIP financing) to provide up to $20 million in working capital for the period of reorganization, subject to certain performance covenants. This DIP financing was subsequently approved by the Bankruptcy Court. As of February, 2002, the Company was in compliance with all performance covenants.


2.  SUMMARY OF SIGNIFIGANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to revenue recognition, bad debts, inventories, warranty obligations, and income taxes. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies and the related judgments and estimates affect the preparation of our consolidated financial statements.

The Company reports its results from operations on a fiscal month reporting basis. As such, the first and second month of each quarter is a 4-week month and the third month of each quarter is a 5-week month. At yearend, the last month of the year is extended or reduced so that the year end falls on the last day of the calendar year. Management believes that this reporting policy facilitates effective management of the business. However, for monthly reporting purposes, comparability of monthly results can be affected by the differences in the length of the reporting period.

REVENUE RECOGNITION. Our policy is to recognize revenue upon delivery of our products to our customers and the fulfillment of all contractual terms and conditions, pursuant to the guidance provided by Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101), issued by the Securities and Exchange Commission.

                                                                Schedule: MOR-12

Revenue related to the sales of the Company's scanning products is generally recognized when products are shipped or services are rendered, the risk of loss has passed to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. Some distributors and dealer agreements allow for return of product and/or price protection under certain conditions within limited time periods. The Company maintains a reserve for sales returns and price adjustments based on historical experience and other qualitative factors. Estimated sales returns and price protection amounts are reserved for against revenue in the month in which it is recognized. These estimates have not differed materially from actual results. Service and maintenance sales are recognized over the contract term.

ALLOWANCE FOR DOUBTFUL ACCOUNTS. Our policy is to maintain allowances for estimated losses resulting from the inability of our customers to make required payments. Credit limits are established through a process of reviewing the financial history and stability of each customer. Where appropriate, we obtain credit rating reports and financial statements of the customer when determining or modifying their credit limits. We regularly evaluate the collectibility of our trade receivable balances based on a combination of factors. When a customer's account balance becomes past due, we initiate dialogue with the customer to determine the cause. If it is determined that the customer will be unable to meet its financial obligation to us, such as in the case of a bankruptcy filing, deterioration in the customer's operating results or financial position or other material events impacting their business, we record a specific allowance to reduce the related receivable to the amount we expect to recover given all information presently available.

We also record an allowance for all other customers based on certain other factors including the length of time the receivables are past due and historical collection experience with individual customers. If the financial conditions of those customers were to deteriorate, however, resulting in their inability to make payments, we may need to record additional allowances, which would result in additional selling, general and administrative expenses being recorded for the period in which such determination was made.

INVENTORY RESERVES. As a designer and manufacturer of bar code verification products, we are exposed to a number of economic and industry factors that could result in portions of our inventory becoming either obsolete or in excess of anticipated usage. These factors include, but are not limited to, technological changes in our markets, our ability to meet changing customer requirements, competitive pressures in products and prices, and the availability of key components from our suppliers. Our policy is to establish inventory reserves when conditions exist that suggest that our inventory may be in excess of anticipated demand, or is obsolete based upon our assumptions about future demand for our products and market conditions. We regularly evaluate the ability to realize the value of our inventory based on a combination of factors including the following: historical usage rates, forecasted sales or usage, product end of life dates, estimated current and future market values and new product introductions. Purchasing requirements and alternative usage avenues are explored within these processes to mitigate inventory exposure. When recorded, our reserves are intended to reduce the carrying value of our inventory to its net realizable value.

PRODUCT WARRANTIES. Our products are sold with warranty provisions that require us to remedy deficiencies in quality or performance of our products over a specified period of time at no cost to our customers. Our policy is to establish warranty reserves at levels that represent our estimate of the costs that will be incurred to fulfill those warranty requirements at the time that revenue is recognized. We believe that our recorded liability at December 31, 2002, is

                                                    Schedule: MOR-12 (continued)
adequate to cover our future cost of materials, labor and overhead for the servicing of our products sold through that date. If actual product failures, or material or service delivery costs differ from our estimates, our warranty liability would need to be revised accordingly.

INCOME TAXES. The Company has recorded a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. The Company has assessed the valuation allowance based upon our estimate of future taxable income covering a relatively short time horizon given the volatility in the markets we serve and our historic operating results. External market data is considered in this evaluation. The availability of tax planning strategies to utilize our recorded deferred tax assets is also considered.

DEBT. Prepetition senior secured and subordinated unsecured debt was acquired from the Company's prior lenders by affiliates of Littlejohn & Co., LLC (Littlejohn), a private investment firm based in Greenwich, Connecticut. Littlejohn makes control equity investments in mid-sized companies that can benefit from operational or financial restructuring. Immediately following the debt purchase, and agreement with the terms of an arrangement between Littlejohn and the Company, the debtors filed a petition from protection from creditors under Chapter 11 of the US Bankruptcy Code. Simultaneously with the filing of the bankruptcy petition, the debtors also filed a Plan of Reorganization (the
Plan) which, among other provisions, contemplates that all pre-petition debt will be converted to equity upon confirmation of the Plan.

As an integral part of the arrangement between Littlejohn and the Company, a DIP financing arrangement was agreed upon, to provide working capital financing during the period of reorganization, for amounts up to $20 million. The DIP financing arrangement provides that the Company maintain certain financial and non-financial performance covenants, including minimum revenue, cash receipts and cash disbursements results and well as cash flow and EBITDA performance measurements. In addition, there are certain non-financial performance measures related to progressing efficiently through the reorganization process. The DIP financing arrangement expires on March 31, 2003.

GOODWILL. In November 2002, in conjunction with the filing of the Chapter 11 reorganization, all goodwill was determined to be impaired. The write-off resulted in a charge of $63 million recorded in November 2002.





















                                                    Schedule: MOR-12 (continued)